Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Central Fidelity Banks, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Experts" in the prospectus.



                                            /s/ KPMG Peat Marwick LLP



Richmond, Virginia
March 13, 1996